Exhibit 10.2

FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT

This First Amendment to Railcar Usage Agreement (the “Amendment”) is effective as of May 1, 2017 by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and Liberty Oilfield Services, LLC, a Delaware limited liability company (“Buyer”).

Recitals

Whereas, Smart Sand and Buyer have entered into a Railcar Usage Agreement, dated March 8, 2017 (the “Agreement”);

Whereas, Smart Sand and Buyer desire to amend the Agreement to modify certain terms set forth therein; and

Whereas, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, Smart Sand and Buyer hereby agree as follows:

1.Amendment to the Agreement.  The Agreement shall be amended as follows:

1.1Section A of the recitals shall be deleted in its entirety and replaced with the following:

“A.Smart Sand has agreed to sell to Borrower frac sand pursuant to a Master Product Purchase Agreement, dated March 8, 2017, as subsequently amended on May 1, 2017 (as so amended, the “PPA”) (all capitalized terms contained herein that are not defined shall have the meanings ascribed to such terms in the PPA), which frac sand shall be shipped from Smart Sand’s facility via railcar.”

1.2Section B of the recitals shall be deleted in its entirety and replaced with the following:

“B.Smart Sand and Borrower desire to provide for the terms under which Smart Sand will dedicate to Borrower, and Borrower will use, *** railcars from Smart Sand’s fleet of railcars (and (i) *** additional railcars after the Additional Tonnage Commencement Date in connection with the delivery of the Additional Tons, and (ii) *** additional railcar after the Excess Capacity Commencement Date in connection with the delivery of the Excess Capacity Tons, in accordance with the PPA) during the period ending upon termination or expiration of the PPA.  Borrower understands that the dedicated railcars will be interchangeable in Smart Sand’s sole discretion.”

1.3Section 1.A. shall be deleted in its entirety and replaced with the following:

“A.  Borrower may use Smart Sand’s dedicated railcars solely for the purpose of shipping frac sand pursuant to the PPA from Smart Sand’s designated

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sand mining and processing facilities (each, a “Facility” and collectively, the “Facilities”).  As consideration for the usage of railcars, during the Term, Borrower shall pay to Smart Sand $*** per ton of Products purchased or required to be purchased under the PPA; provided, however, that if Smart Sand determines in its sole discretion that $*** per ton is insufficient for railcar usage for shipping the Additional Tons or Excess Capacity Tons, Smart Sand and Buyer shall work in good faith to mutually agree on an increased per ton charge in connection with the Additional Tons and Excess Capacity Tons.”

2.General Provisions.

2.1Defined Terms.  Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2Successors and Assigns.  The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3Counterparts; Facsimile.  This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.5No Other Changes.  Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.6Entire Agreement.  This Amendment, the Agreement and the agreements and documents referred to herein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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In Witness Whereof, the parties hereto have executed this First Amendment to Railcar Usage Agreement as of the date first written above.

SMART SAND, iNC.

By:	/s/ Lee E. Beckelman
Name:	Lee E. Beckelman
Title:	Chief Financial Officer

LIBERTY OILFIELD SERVICES, LLC

By:	/s/ Ronald Gusek
Name:	Ronald Gusek
Title:	President

[Signature Page to First Amendment to Railcar Usage Agreement]

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